UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 30, 2015

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2015, the Board of Directors (the “GP Board”) of EnLink Midstream GP, LLC (the “General Partner”), the general partner of EnLink Midstream Partners, LP (the “Partnership”), and the Board of Directors (the “Manager Board” and together with the GP Board, the “Boards”) of EnLink Midstream Manager, LLC (the “Manager”), the managing member of EnLink Midstream, LLC (“ENLC” and together with the Partnership, “EnLink”), approved (i) the forms of performance-based restricted incentive unit agreements (the “Performance Award Agreements”), which are forms of awards to be made under the General Partner’s Long-Term Incentive Plan (the “GP Plan”) and ENLC’s 2014 Long-Term Incentive Plan (the “LLC Plan”), respectively, (ii) amended forms of time-based restricted incentive unit agreements (the “Amended Award Agreements” and together with the Performance Award Agreements, the “Award Agreements”) under the GP Plan and the LLC Plan, respectively, and (iii) approved a short-term incentive program (the “STI Program”), which modifies and supersedes EnLink’s current annual bonus plan.  EnLink anticipates that (x) it will enter into Award Agreements with certain of its employees, including the General Partner’s and the Manager’s principal executive officer, principal financial officer and other named executive officers (the “officers”) and (y) bonus payments will be made to officers under the STI Program.

Performance Award Agreements and Amended Award Agreements

The Performance Award Agreements provide that the vesting of restricted incentive units (the “Restricted Units”) granted thereunder is dependent on the achievement of certain total shareholder return (“TSR”) performance goals relative to the TSR achievement of a peer group of companies (the “Peer Companies”) over the applicable performance period (as defined in the Performance Award Agreements).  The Performance Award Agreements contemplate that the Peer Companies for an individual performance award (the “Subject Award”) are the companies comprising the Alerian MLP Index for Master Limited Partnerships (“AMZ”), excluding EnLink, on the grant date for the Subject Award.  The following table sets out the payout levels at which the Restricted Units will vest based on the percentile ranking of the average of the Partnership’s and ENLC’s TSR achievement (the “EnLink TSR”) for the applicable performance period relative to the TSR achievement of the Peer Companies:

Performance Level	Achieved EnLink TSR Percentile Position Relative to AMZ Peers	Associated Individual Payout Level (expressed as a percentage of the Subject Award)
Below Threshold	Less than 25%	0%
Threshold	Equal to 25%	50%
Target	Equal to 50%	100%
Maximum	Greater than or Equal to 75%	200%

If the percentile position of the EnLink TSR falls between either (a) the Threshold and Target performance levels or (b) the Target and Maximum performance levels (provided that the EnLink TSR is positive for the performance period), then the associated individual payout level will be interpolated on a linear basis.  If the EnLink TSR is negative for the performance period, the associated individual payout will not exceed 100%.

Subject to the exceptions described below, the Performance Award Agreements provide that the Restricted Units shall be forfeited if the officer’s employment or service terminates prior to the termination of the performance period.  If the officer’s employment is terminated, however, (x) due to the officer’s retirement, with the approval of the Chief Executive Officer of the Manager or the General Partner, as applicable, on or after reaching age 60, (y) by EnLink without cause (as defined in the Award Agreements) or (z) by the officer for good reason (as defined in the Award Agreements) (any such termination, a “Qualifying Termination”), in any case during the performance period but prior to a change of control (as defined in the Performance Award Agreements), a prorated amount of Restricted Units shall remain eligible for vesting on the applicable vesting date in accordance with the performance goals described above, but the remainder of the Restricted Units shall be forfeited.  Further, if, during the performance period, (i) a change of control occurs or (ii) the officer dies or becomes disabled, the outstanding Restricted Units shall become fully vested at the Target performance level and the performance period shall end.

The Amended Award Agreements include certain technical amendments and changes.  The foregoing description of the Award Agreements does not purport to be complete and is qualified in its entirety by reference to the Performance Award Agreements, which are attached as Exhibit 10.1 and Exhibit 10.2, and Amended Award Agreements, which are attached as Exhibit 10.3 and Exhibit 10.4, to this Current Report on Form 8-K and are incorporated herein by reference.

STI Program

All EnLink employees, including officers, are eligible to receive bonuses under the STI Program.  Under the program, bonuses are awarded to employees based on a formulaic approach that utilizes certain metrics to measure success and are subject to the discretion of the Committees and the Boards. The officers are designated as corporate officers, gas business unit officers or liquids business unit officers for purposes of the STI Program.  The metrics employed by the STI Program vary depending on the applicable officer’s designation.  The STI Program contemplates that (i) officers designated as corporate officers will be eligible for bonuses based on EnLink’s achievement level of EBITDA and safety metrics, (ii) officers designated as gas business unit officers will be eligible for bonuses based on a weighted average of (x) EnLink’s achievement of EBITDA and safety metrics and (y) EnLink’s gas business unit’s achievement of net operating income (“NOI”) and safety metrics and (iii) officers designated as liquids business unit officers will be eligible for bonuses based on a weighted average of (a) EnLink’s achievement of EBITDA and safety metrics and (b) EnLink’s liquids business unit’s achievement of NOI and safety metrics.  The Committees (as defined below) and the Boards will set annual weightings used in the foregoing bonus calculations applicable to gas business unit and liquids business unit officers.

The Compensation Committee of the GP Board (the “GP Committee”) and the Governance and Compensation Committee of the Manager Board (the “Manager Committee” and together with the GP Committee, the “Committees”) and the Boards, with input from management, will set annual EBITDA and NOI threshold, target and maximum goals based on a number of considerations, including reasonable market expectations, internal company forecasts, available investment opportunities and company performance.  Such goals will vary from year to year.

The Committees and the Boards, with input from management, will set annual safety index score threshold, target and maximum goals for each of corporate, gas business unit and liquids business unit.  The goals will vary from year to year and will vary among each of corporate, gas business unit and liquids business unit.  The safety index score is developed based on four categories:  (i) safety statistics, including certain incident rates; (ii) leading indicators, such as safety meeting and training attendance; (iii) knowledge and development, which is based on standard assessments; and (iv) safety programs, including completed facility assessments and implementation of environmental, health and safety standards.  Management of each of the gas and liquids business unit will participate in setting specific goals within the foregoing categories to ensure that the safety program influences and incents desired outcomes.

The Committees and the Boards will oversee the STI Program.  The Boards, based on recommendations of the Committees, will determine final bonus amounts for officers.  As with the Partnership’s and ENLC’s prior annual bonus plans, the STI Program contemplates that the Committees and the Boards retain discretion with respect to bonus awards payable to officers.

Item 9.01.                                    Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Performance Unit Agreement made under the GP Plan.

10.2	—	Form of Performance Unit Agreement made under the LLC Plan.

10.3	—	Form of Restricted Incentive Unit Agreement made under the GP Plan.

10.4	—	Form of Restricted Incentive Unit Agreement made under the LLC Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: February 5, 2015	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Form of Performance Unit Agreement made under the GP Plan.

10.2	—	Form of Performance Unit Agreement made under the LLC Plan.

10.3	—	Form of Restricted Incentive Unit Agreement made under the GP Plan.

10.4	—	Form of Restricted Incentive Unit Agreement made under the LLC Plan.